UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2026

MORGAN STANLEY BITCOIN TRUST

(Exact name of registrant as specified in its charter)

Delaware	001-43211	32-6833090
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

(212) 761-4000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares of Beneficial Interest of Morgan Stanley Bitcoin Trust	MSBT	NYSE Arca, Inc.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Ruairi O’Healai notified Morgan Stanley Investment Management Inc., the delegated sponsor of Morgan Stanley Bitcoin Trust (the “Delegated Sponsor”), of his intention to resign from his position as a director of the Delegated Sponsor effective June 5, 2026.

In addition, Tatiana Segal notified the Delegated Sponsor of her intention to resign from her position as a director of the Delegated Sponsor effective May 7, 2026.

Item 8.01	Other Events.

On June 9, 2026, Kaushik Goswami was appointed as a director of the Delegated Sponsor. Mr. Goswami’s appointment was made in connection with the resignations of Ruairi O’Healai and Tatiana Segal.

The Delegated Sponsor of the Trust is a wholly-owned subsidiary of Morgan Stanley. Mr. Goswami is a Managing Director of the Delegated Sponsor and, formerly, was the Global Head of Sales & Trading Capital & Funding within the Financial Resources and Strategy Group in Institutional Securities Group (“ISG”) at Morgan Stanley. Since joining Morgan Stanley in 2013 as an Associate in Fixed Income, Mr. Goswami has held a range of leadership positions within the Fixed Income Division Strategists group, being named a Vice President in 2015, Executive Director in 2017, and Managing Director in 2022. Mr. Goswami has also been appointed to several of the Firm’s most senior governance bodies, including the Asset Liability Committee, the ISG Management Committee, and the US Banks Operating Committee. Prior to Morgan Stanley, Mr. Goswami began his career in the Equity Derivatives division at Société Générale in Hong Kong as part of their analyst program. He holds a degree in Aerospace Engineering from IIT Bombay and a Masters in Financial Engineering from UC Berkeley.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2026

Morgan Stanley Bitcoin Trust

By:	Morgan Stanley Investment Management Inc., as the Delegated Sponsor of the Trust

By:	/s/ Scott Steel
Name:	Scott Steel*
Title:	Managing Director

* The registrant is a trust and the person is signing in their capacity as an officer of Morgan Stanley Investment Management Inc., the Delegated Sponsor of the registrant.